SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

________________

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

May 8, 2014
Date of Report (Date of Earliest Event Reported)

Rancon Realty Fund IV,
a California limited partnership
(Exact name of registrant as specified in its charter)

California
(State or Other Jurisdiction of Incorporation)

0-14207	33-0016355
(Commission File Number)	(IRS Employer Identification No.)

400 South El Camino Real, Suite 1100, San Mateo, California 94402-1708
(Address of principal executive offices) (Zip Code)

(650) 343-9300
(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR § 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR § 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR § 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR § 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On April 10, 2014, the General Partners of Rancon Realty Fund IV, a California limited partnership (the “Partnership”), adopted, subject to approval by the Limited Partners of the Partnership, a Plan of Liquidation and Dissolution for the Partnership (the “Plan of Liquidation”). On May 8, 2014, the Plan of Liquidation was approved by the Limited Partners. Under the Plan of Liquidation, the General Partners will (1) hire an independent brokerage firm or firms to market for sale and sell the assets of the Partnership and use the sale proceeds and/or other Partnership funds to pay all expenses in connection with such sales, (2) pay or make provision for payment of all Partnership obligations and liabilities, and (3) distribute the remaining assets in the manner set forth in the Partnership Agreement of the Partnership. The foregoing summary of the Plan of Liquidation is qualified in its entirety by reference to the full text of the Plan of Liquidation, which is filed as Exhibit 2.1 to this Form 8-K and is incorporated herein by reference.

Item 5.07	Submission of Matters to a Vote of Security Holders.

As described in further detail in the Partnership’s consent solicitation statement dated April 21, 2014, the Partnership solicited the consent of the Limited Partners to the sale of all of the Partnership’s assets and dissolution of the Partnership pursuant to the Plan of Liquidation (the “Proposal”), which Proposal required the approval of Limited Partners holding more than 50% of the limited partner units (“Units”). As of April 21, 2014, the record date, there were 65,819 Units issued and outstanding. Accordingly, 32,910 Units were required to be voted in favor of the Proposal for it to be approved.

The following are the results of the vote, which was closed by the General Partners on May 8, 2014:

Limited Partners holding 33,142 (50.35%) Units voted for the Proposal.

Limited Partners holding 7,111 (10.80%) Units voted against the Proposal.

Limited Partners holding 142 (0.22%) Units abstained.

Since Limited Partners holding more than 50% of the Units outstanding as of the record date voted for the Proposal, the sale of all of the Partnership’s assets and dissolution of the Partnership pursuant to the Plan of Liquidation has been approved by the Limited Partners. Voting on the Proposal has been closed, and the General Partners will proceed with the liquidation and dissolution of the Partnership in accordance with the Plan of Liquidation.

Item 8.01	Other Events.

Promptly following the date hereof, the Partnership will be mailing to all of its Limited Partners a notice which alerts the Limited Partners that the Proposal has been approved by the Limited Partners. A copy of the note is attached as Exhibit 99.1 to this Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

2.1	Plan of Liquidation and Dissolution of the Partnership, dated April 10, 2014.

99.1	Notice to Limited Partners.

(Signature page follows.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Partnership has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RANCON REATLY FUND IV,
A California Limited Partnership

By	Rancon Financial Corporation,
The General Partner

By	/s/ Daniel L. Stephenson
Daniel L. Stephenson
President

And	/s/ Daniel L. Stephenson
Daniel L. Stephenson
General Partner

Date: May 9, 2014

INDEX TO EXHIBITS

Exhibit	Description

2.1	Plan of Liquidation and Dissolution of the Partnership, dated April 10, 2014.

99.1	Notice to Limited Partners.